                                                                     Exhibit 4.1

COMMON STOCK                                                        COMMON STOCK
CERTIFICATE NO.                                          SEE REVERSE FOR CERTAIN
                                                                     DEFINITIONS
                                                         CUSIP NO. _____________


                         KENTUCKY FIRST FEDERAL BANCORP
                  ORGANIZED UNDER THE LAWS OF THE UNITED STATES

THIS CERTIFIES THAT                  [SPECIMEN]


is the owner of:

       FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK $0.01 PAR VALUE
                  PER SHARE OF KENTUCKY FIRST FEDERAL BANCORP
     A STOCK HOLDING COMPANY ORGANIZED UNDER THE LAWS OF THE UNITED STATES.

         The shares represented by this certificate are transferable only on the stock transfer books of Kentucky First Federal Bancorp (the "Company") by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Charter of the Company and any amendments thereto (copies of which are on file with the Secretary of the Company), to all of which provisions the holder by acceptance hereof, assents. The shares evidenced by this certificate are not of an insurable type and are not insured by the Federal Deposit Insurance Corporation.

         IN WITNESS WHEREOF, Kentucky First Federal Bancorp has caused this certificate to be executed by the signatures of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated:                                            [SEAL]
       -----------------


-----------------------------------          -----------------------------------
Chief Executive Officer                      Secretary



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         The shares represented by this Certificate are subject to a limitation contained in the Charter to the effect that for a period of five years from the date of the initial issuance of securities in no event shall any person, other than First Federal MHC, directly or indirectly, offer to acquire or acquire the beneficial ownership of more than 10% of the outstanding shares of common stock. Shares beneficially owned in excess of this limitation shall not be counted as shares entitled to vote and shall not be voted by any person or counted as voting shares.

         The Board of Directors of the Company is authorized by resolution(s), from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the voting powers, designations, preferences and relative, participating, optional, or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The Company will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

         The shares represented by this Certificate may not be cumulatively voted on any matter.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFTS MIN ACT - ________ custodian _______
                                                         (Cust)          (Minor)

TEN ENT - as tenants by the entireties        under Uniform Gifts to Minors Act

                                                            --------------------
                                                                   (State)
JT TEN - as joint tenants with right of
         survivorship and not as tenants
         in common

     Additional abbreviations may also be used though not in the above list.

For value received __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFICATION NUMBER OF ASSIGNEE


-------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.


__________________________________________________ SHARES OF THE COMMON STOCK
REPRESENTED BY THIS CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ______________________________________________________________________________,
ATTORNEY, TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED BANK WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED ------------------------      --------------------------------------------
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                    OR ANY CHANGE WHATEVER.



SIGNATURE GUARANTEED:
                        -------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                        ELIGIBLE GUARANTOR INSTITUTION, (BANKS,
                        STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                        AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                        APPROVED SIGNATURE GUARANTEE MEDALLION
                        PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15